Consolidated Quarterly Holdings Report
for
Fidelity® Commodity Strategy Central Fund
April 30, 2022
CRC-NPRT3-0622
1.901066.112
Money Market Funds - 90.7%
	Shares	Value ($)
Fidelity Cash Central Fund 0.32% (a) (Cost $568,224,274)	568,117,832	568,231,455

TOTAL INVESTMENT IN SECURITIES - 90.7% (Cost $568,224,274)	568,231,455
NET OTHER ASSETS (LIABILITIES) - 9.3% (b)	58,228,295
NET ASSETS - 100.0%	626,459,750

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT Corn Contracts (United States)	915	Jul 2022	37,217,625	4,975,697	4,975,697
CBOT KC HRW Wheat Contracts (United States)	71	Jul 2022	3,925,413	101,029	101,029
CBOT KC HRW Wheat Contracts (United States)	71	Sep 2022	3,936,950	1,128,305	1,128,305
CBOT Soybean Contracts (United States)	205	Dec 2022	8,300,450	(361,002)	(361,002)
CBOT Soybean Contracts (United States)	349	Jul 2022	15,087,270	(860,725)	(860,725)
CBOT Soybean Contracts (United States)	413	Jul 2022	34,790,088	51,401	51,401
CBOT Soybean Oil Contracts (United States)	400	Jul 2022	20,203,200	1,712,558	1,712,558
CBOT Soybean Oil Contracts (United States)	162	Dec 2022	7,323,048	1,119,208	1,119,208
CBOT Wheat Contracts (United States)	154	Jul 2022	8,129,275	(122,113)	(122,113)
CBOT Wheat Contracts (United States)	126	Sep 2022	6,666,975	1,736,409	1,736,409
CME Cattle Feeder Contracts (United States)	119	Aug 2022	6,439,090	(96,239)	(96,239)
CME Lean Hogs Contracts (United States)	70	Oct 2022	2,616,600	(76,059)	(76,059)
CME Lean Hogs Contracts (United States)	116	Aug 2022	5,087,760	495,508	495,508
CME Live Cattle Contracts (United States)	101	Oct 2022	5,755,990	(44,690)	(44,690)
COMEX Copper Contracts (United States)	81	Dec 2022	8,888,738	(652,342)	(652,342)
COMEX Copper Contracts (United States)	118	Jul 2022	12,929,850	(1,040,165)	(1,040,165)
COMEX Gold 100 oz. Contracts (United States)	415	Jun 2022	78,750,400	(4,288,156)	(4,288,156)
COMEX Silver Contracts (United States)	212	Jul 2022	24,162,700	(2,673,942)	(2,673,942)
ICE Brent Crude Contracts (United Kingdom)	470	Jul 2022	48,530,850	901,529	901,529
ICE Coffee 'C' Contracts (United States)	104	Dec 2022	8,630,700	196,064	196,064
ICE Coffee 'C' Contracts (United States)	51	Jul 2022	4,247,663	(171,667)	(171,667)
ICE Cotton No. 2 Contracts (United States)	200	Jul 2022	14,563,000	666,677	666,677
ICE Low Sulphur Gasoil Contracts (United States)	236	Jul 2022	25,523,400	2,815,111	2,815,111
ICE Sugar No. 11 Contracts (United States)	674	Jun 2022	14,455,952	(210,365)	(210,365)
LME Aluminum Contracts (United Kingdom)	27	Jul 2022	2,058,919	(339,284)	(339,284)
LME Aluminum Contracts (United Kingdom)	96	Nov 2022	7,316,400	(593,205)	(593,205)
LME Aluminum Contracts (United Kingdom)	97	Jan 2023	7,353,813	(347)	(347)
LME Nickel Contracts (United Kingdom)	47	Jul 2022	8,958,294	(110,058)	(110,058)
LME Nickel Contracts (United Kingdom)	36	Nov 2022	6,871,068	(277,111)	(277,111)
LME Zinc Contracts (United Kingdom)	57	Jul 2022	5,860,669	7,290	7,290
LME Zinc Contracts (United Kingdom)	59	Nov 2022	5,962,688	(226,692)	(226,692)
LME Zinc Contracts (United Kingdom)	60	Jan 2023	5,989,125	(215)	(215)
NYMEX Gasoline RBOB Contracts (United States)	62	Aug 2022	8,218,913	903,640	903,640
NYMEX Gasoline RBOB Contracts (United States)	73	Jun 2022	10,314,032	826,147	826,147
NYMEX Natural Gas Contracts (United States)	1,000	Jun 2022	73,860,000	14,772,674	14,772,674
NYMEX Natural Gas Contracts (United States)	4	Dec 2022	302,127	(12)	(12)
NYMEX NY Harbor ULSD Contracts (United States)	134	Jun 2022	20,717,231	2,426,288	2,426,288
NYMEX WTI Crude Oil Contracts (United States)	545	Jun 2022	55,922,450	(258,357)	(258,357)

TOTAL FUTURES CONTRACTS					22,432,789
The notional amount of futures purchased as a percentage of Net Assets is 99.8%

Legend

(a)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b)	Includes $42,880,163 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.32%	674,623,859	1,048,204,337	1,154,596,741	493,678	-	-	568,231,455	1.1%
Total	674,623,859	1,048,204,337	1,154,596,741	493,678	-	-	568,231,455

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Geode Commodity Return Central Cayman Ltd.	120,413,351	51,399,796	293,001,010	-	211,827,709	11,340,890	101,980,736

The Fund invests in certain commodity-related investments through Geode Commodity Return Central Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2022, the Fund held an investment of $101,980,736 in the Subsidiary, representing 16.3% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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